SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                   June 12, 2000


                         Globe Business Resources, Inc.
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             (Exact name of registrant as specified in its charter)

           Ohio                       0-27682                  31-1256641
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification
                                                                  No.)

             11260 Chester Road , Suite 400, Cincinnati, Ohio 45246
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                (Address of principal executive offices) Zip Code


Registrant's telephone number, including area code  (513) 771-8287


         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

     The Registrant has previously reported on the case of Nicholas Simac vs. Globe, et al. in its Form 10-K filed May 19, 2000. On May 24, 2000, the court granted the defendant's motion to dismiss the case with prejudice. The court also ruled that since the plaintiff had already amended the complaint once in an effort to survive a similar motion, the court would not allow a refiling and third attempt to create a claim. The dismissal was reported in a Form 8-K filed June 2, 2000.

     Plaintiff appealed the court's ruling on June 12, 2000.

                                           GLOBE BUSINESS RESOURCES, INC.





                                           By:   /s/David D. Hoguet
                                              ----------------------------------
                                                    David D. Hoguet
                                                    Chief Executive Officer

June 14, 2000